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            CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We hereby consent to the use in this Post-Effective Amendment No. 37 to the Registration Statement on Form N-4, No. 333-91691 of RiverSource(R) RAVA 5 Advantage Variable Annuity/ RiverSource(R) RAVA 5 Select Variable Annuity/ RiverSource(R) RAVA 5 Access Variable Annuity (Offered for contract applications signed prior to April 30, 2012) of our report dated April 20, 2012 relating to the financial statements of RiverSource Life Insurance Co. of New York and to the use of our report dated April 20, 2012 with respect to the financial statements of RiverSource of New York Variable Annuity Account, which appear in the Post-Effective Amendment No. 36 to Registration Statement on Form N-4, No. 333-91691 of RiverSource(R) RAVA 5 Advantage Variable Annuity/ RiverSource(R) RAVA 5 Select Variable Annuity/ RiverSource(R) RAVA 5 Access Variable Annuity (Offered for contract applications signed prior to April 30, 2012). We also consent to the reference to us as experts under the heading "Independent Registered Public Accounting Firm" in such Registration Statement.

                                                 /s/ PricewaterhouseCoopers LLP

Minneapolis, Minnesota
October 16, 2012

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            Consent of Independent Registered Public Accounting Firm

We consent to the reference of our firm under "Independent Registered Public Accounting Firm" in the Statement of Additional Information and to the use of our report dated April 22, 2011 with respect to the financial statements of RiverSource of New York Variable Annuity Account included in this Post-Effective Amendment No. 36 to the Registration Statement (Form N-4, No. 333-91691) for the registration of the RiverSource(R) RAVA 5 Advantage Variable Annuity/RiverSource(R) RAVA 5 Select Variable Annuity/RiverSource(R) RAVA 5 Access Variable Annuity (offered for contract applications signed prior to April 30, 2012) offered by RiverSource Life Insurance Co. of New York which has been incorporated by reference in this Post-Effective Amendment No. 37 to the Registration Statement (Form N-4, No. 333-91691) for the registration of the RiverSource(R) RAVA 5 Advantage Variable Annuity/RiverSource(R) RAVA 5 Select Variable Annuity/RiverSource(R) RAVA 5 Access Variable Annuity (offered for contract applications signed prior to April 30, 2012) offered by RiverSource Life Insurance Co. of New York

                                                           /s/ Ernst & Young LLP

Minneapolis, Minnesota
October 17, 2012